UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2005

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LYDALL, INC.

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Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 21, 2005, Lydall, Inc. entered into an Employment Agreement with Thomas P. Smith, Vice President, Chief Financial Officer and Treasurer. A copy of the Agreement is attached hereto as Exhibit 10.6 and hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an Exhibit to this report:

Exhibit Number	Description of Exhibit
10.6	Employment Agreement dated January 21, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

January 26, 2005	By:	/S/ JOHN J. KRAWCZYNSKI
John J. Krawczynski Controller (On behalf of the Registrant and as Principal Accounting Officer)

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LYDALL, INC.

Index to Exhibits

Exhibit Number
10.6	Employment Agreement dated January 21, 2005

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